UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 8, 2019

TOTAL SPORTS MEDIA, INC.
(Exact name of registrant as specified in its charter)

Wyoming	26-2589503
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5662 Calle Real, #231, Goleta, CA	93117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 805-500-6260

Copies to:

Ken Bart, Esq.

Bart and Associates, LLC

1213 Culbreth Drive

Suite 346

Wilmington, NC 28405

Tel: 720-226-7511

Fax: 720-528-7765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 8, 2019, Total Sports Media, Inc., a Wyoming corporation (the “Registrant”) executed an Agreement and Plan of Merger (the “Merger Agreement”) with F Squared Hemp, Inc., a Montana corporation (“FSH”), and FSH Merger Sub, LLC, a Wyoming limited liability company and wholly-owned subsidiary of the Registrant (“FSH Merger”) whereby FSH Merger was merged with and into FSH (the “Merger”) in consideration for One Million Six Hundred Seventy Thousand (1,670,000) newly-issued shares of Common Stock of the Registrant (the “Merger Shares”). As part of the closing, the Registrant designated a class of Series D Preferred Stock and Series E Preferred Stock. The Series D Preferred Stock holds conversion rights, but may not vote until converted into common stock. The Series E Preferred Stock holds voting and conversion rights. Upon closing, 1,050,000 shares of the Registrant’s common stock were issued to various third parties, 600,000 shares of the Registrant’s Series D Preferred Stock are to be issued to creditors of the Registrant and the Registrant’s Series C Preferred shareholders, and 800 shares of the Registrant’s Series E Preferred Stock have been reserved for issuance to the FSH shareholders, with 220 Series E Preferred shares to be issued upon closing, and 580 of the Series E Preferred Shares to be issued based on performance milestones. FSH further agreed to provide $125,000 in cash to fund operations, with $75,000 to be provided within 10 days from closing, and the remaining $50,000 to be provided within 30 days of closing.

As a result of the Merger, FSH, which operates in the Cannabidiol industry, will become a wholly-owned subsidiary of the Registrant, and following the consummation of the Merger and giving effect to the issuance of the Merger Shares, the stockholders of FSH will beneficially own approximately Thirteen percent (13%) of the issued and outstanding Common Stock of the Registrant. The parties have taken the actions necessary to provide that the Merger is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. The Merger Agreement contains customary representations, warranties and covenants of the Registrant and FSH for like transactions. The shares of our Common Stock to be issued in connection with the Merger Agreement will not be registered under the Securities Act, and will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Certificates representing these shares will contain a legend stating the restrictions applicable to such shares.

The Company intends to file financial statements of FSH in an amendment to this Current Report on Form 8-K no later than 71 days from the Closing Date. The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Merger Agreement attached as Exhibit 2.1 and the Addendum to the Merger Agreement attached as Exhibit 2.2 to this Current Report on Form 8-K, which are incorporated by reference.

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At the effective time of the Merger, John S. Flynn was appointed as the Registrant’s Chief Executive Officer, and was also appointed to serve as a member of our board of directors.

MANAGEMENT

Immediately following the Merger, the Board of Directors appointed John S. Flynn as Chief Executive Officer. Upon Closing of the Merger, the directors and officers of the Registrant are as follows:

Name	Age	Position
John S. Flynn	54	Chief Executive Officer, Director
Michael Hill	42	Chief Financial Officer, Director
Aaron Gravitz	39	Director

John S. Flynn has been an entrepreneur for his entire working life. He has grown four companies as a principal investor to as many as one thousand employees, in four different industries; environmental services, computer services, specialty financial services and transportation and logistics services. He founded Xpress-1, (NY Stock Exchange XPO) in 2001 as Segmentz. The Company is now a nearly six-billion-dollar market value company, that is an international leader in business logistics and support services. Between 2013-2017 John was an advisor to the Board of directors of Lyneer Staffing assisting management in growth from $100M in revenues and $1M in EBITDA to over $300M and $16M in four years before it was sold to a private equity firm.  Mr. Flynn attended Cornell University.

Michael Hill has been the Chairman of the Board of Directors, President, Chief Financial Officer, and Corporate Secretary of Total Sports Media, Inc. (formerly known as StreamTrack, Inc.). since May 2012. He is also the co-founder of RadioLoyalty, Inc., a digital media and streaming solutions provider with innovative technology focused on the internet, mobile, radio and television broadcasting industries which was acquired by StreamTrack’s wholly owned subsidiary, StreamTrack Media, Inc., a California corporation (“STMI”), in August 2012. Mr. Hill has been the Chief Financial Officer, Corporate Secretary, and Chairman of the Board of Directors of STMI since its inception and was the Chief Executive Officer and President of STMI from its inception to September 2012. Mr. Hill is a seasoned media executive with over 15 years of experience building digital businesses. Prior to launching RadioLoyalty in 2011, Mr. Hill was the Chief Strategy Officer of Lenco Mobile, Inc., a global mobile technology services and marketing company. His primary responsibilities were to oversee the development, deployment and launch of international offices in United Kingdom, Mexico, Colombia, Singapore, New Zealand, China, South Korea and Australia. Simultaneously, Mr. Hill was responsible for the technology design, development, launch and implementation of its MMS Messaging Platform with the world’s largest wireless carriers. Before joining Lenco Mobile, Mr. Hill founded AdMax Media in 2008, an advertising technology company where he developed an advertising network software, Admaximizer.com. From 2004 until 2008, Mr. Hill served as the Chairman and Chief Executive Officer of Commerce Planet. In 2008, both businesses were sold to a public company, Lenco Mobile Inc., which purchased all assets and liabilities, establishing the AdMax Media operation. A veteran of online advertising, Mr. Hill has founded multiple other private technology and media companies. Mr. Hill has designed and developed many proprietary technology platforms, including but not limited to UniversalPlayer TM, RadioLoyalty TM, Admaximizer TM, WatchThis TM, Jupiter MMS TM, and Build.mobi. Prior to this work, Mr. Hill served in the United States Navy, receiving the honor of Enlisted Surface Warfare Specialist.

Aaron Gravitz co-founded RadioLoyalty Inc. in 2011. He has been a director of the Company since September 2012 and the Chief Executive Officer of STMI since September 2012. He has over 16 years experience in the online advertising space. Prior to co-founding RadioLoyalty, Inc., he was the Chief Operating Officer of Lenco Media Inc. from January 2011 to September 2012 and the Chief Operating officer of AdMax Media Inc. from January 2010 to January 2011. Mr. Gravitz joined Commerce Planet in 2004, serving in various roles, and ultimately as Chief Operating Officer. Mr. Gravitz has significant experience in operating an advertising network, bringing products to market, and managing the entire media buying and selling process. His track record includes founding multiple companies that grew to over 50 million dollars in combined sales, with several leading to acquisition. Mr. Gravitz’s current responsibilities at the Company include, but are not limited to, directing operations, overseeing media buying and sales, product development, managing strategic relationships, directing customer relations, and broadcaster development. Mr. Gravitz received a bachelor’s degree in public policy and ethics from the University of California Santa Barbara in 2004.

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosures in Item 1.01 are hereby incorporated by reference into this Item 2.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures in Item 1.01 are hereby incorporated by reference into this Item 3.02.

The shares issued pursuant to the disclosures in Item 1.01 were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering . No general solicitation or general advertising was used in connection with the sale or issuance of the shares described in Item 1.01. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in our other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Number	Description
2.1	Agreement and Plan of Merger by and among Total Sports Media, Inc. (the “Company”), F Squared Hemp Inc. and FSH Merger Sub, LLC.
2.2	Addendum to Agreement and Plan of Merger by and among Total Sports Media, Inc. (the “Company”), F Squared Hemp Inc. and FSH Merger Sub, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOTAL SPORTS MEDIA, INC.

Date: March 14, 2019	By:	/s/ John S. Flynn
John S. Flynn Chief Executive Officer

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